DIGITAL MICROWAVE CORPORATION
                                               BUSINESS AGREEMENT FINAL VERSION
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                               BUSINESS AGREEMENT

                                     BETWEEN

                        MICROELECTRONICS TECHNOLOGY INC.

                                       AND

                          DIGITAL MICROWAVE CORPORATION







                               DOCUMENT REFERENCE

                         JANUARY 26, 1998 FINAL VERSION



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DIGITAL MICROWAVE CONFIDENTIAL
                                                         Initials: DMC:________
                                    Page 1      Initials: Manufacturer:________

                               BUSINESS AGREEMENT

     This Manufacturing Agreement, herein after called the "Agreement", effective as of the date of the last signature, made between Digital Microwave Corporation (DMC), a corporation organized under the laws of the state of California, USA, having its principal office at 170 Rose Orchard Way San Jose, CA 95134 USA, hereinafter called the "Purchaser" and:

     Microelectronics Technology Inc. (MTI)

     with offices at:

     1, Innovation Road II
     Hsinchu Science Based Industrial Park
     Hsinchu 300, Taiwan, R.O.C.
     hereinafter called the "Manufacturer";

     WITNESS:

     WHEREAS, the Purchaser is engaged in the design and selling of electronic and electromechanical products; and

     WHEREAS, the Manufacturer is an independent business organization engaged in the manufacturing and assembly of products similar to those designed and sold by the Purchaser, and desires to manufacture products for the Purchaser for sale.

     WHEREAS, The Purchaser and Manufacturer have on March 17, 1997 executed a Purchase Order Agreement in which Manufacturer agreed to manufacture products for the purchaser and both parties contemplated the execution of this manufacturing agreement.

     NOW, THEREFORE, in order to provide for effective service to Purchaser from Manufacturer for manufacture of products, and in consideration of the mutual promises herein contained, it is agreed as follows:

1.   PURPOSE
     The purpose of this Agreement is to set forth the terms and conditions applicable to purchases of Purchaser's Magnum, ClassicII and SpectrumII products, hereinafter referred to as 'Products' and listed herein on APPENDIX 'A', from Manufacturer by Purchaser. All documents issued by Purchaser or Manufacturer must incorporate this Agreement by reference. Any additional or different terms or conditions proposed by Purchaser or Manufacturer are not applicable unless expressly approved and agreed to in writing and signed by authorized representative of the other party.

2.   THE PURCHASER RELATIONSHIP
     This Agreement does not constitute Manufacturer as an employee, agent, or legal representative of Purchaser for any purpose whatsoever. Manufacturer is not granted, nor shall it represent that it has been granted, any right or authority to assume or create any obligation or responsibility, expressed or implied, on behalf of, or in the name of, Purchaser, to incur debts or make collections for Purchaser or to bind Purchaser in any manner whatsoever. It being the intent of the parties hereto to create the relationship on the part of the Manufacturer of an independent contractor, for whose actions or failure to act, the Purchaser shall not be responsible.

3.   PRICE OF PRODUCTS TO PURCHASER
     The prices for Products are in U.S. dollars as set forth in APPENDIX G to this Agreement. The prices will be reviewed every [*] months and changed as mutually agreed. It is agreed that such changes to the prices for the subsequent [*] months will include a provision based upon exchange rate fluctuations between the U.S. Dollar and the Taiwan Dollar assuming a [*]% local Taiwan content and [*]% U.S. Dollar content. The base rate upon contract signature is [*] Taiwan Dollar per U.S. Dollar.

     Prices set forth in this Agreement are exclusive of any and all Federal, State and local excise, sales, use or similar taxes. Where applicable such taxes shall be included on the invoices submitted by Manufacturer and paid by Purchaser. Purchaser shall in no event be liable for taxes levied on Manufacturer based upon its income.

4.   DELIVERY
     All Purchase Orders issued by Purchaser will be shipped according to the schedule provided in Purchaser's purchase order.

5.   ORDERING
     A.   Each purchase order from the Purchaser shall include the following:
          (1)  Quantity of each type Product purchased
          (2)  Description of each type Product purchased
          (3)  Assembly Control Document identifying applicable Document
               Revisions
          (4)  Unit price and Total Price for each item of Product
          (5)  Total Amount of Order
          (6)  Method of payment   Invoice address and billing contact
          (7) Resale Certificate number for each state to which a shipment is being made
          (8)  Shipping Address
          (9)  Method of Shipment including if shipment is to be insured
          (10) Desired delivery schedule
          (11) Special instructions or markings
          (12) A statement that the order is governed by this Agreement


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     B. Within ten (10) working days after the receipt of an order from
     Purchaser, Manufacturer shall provide written acceptance or rejection of the order as issued.


6.   CANCELLATION OF ORDER
     The Purchaser with a [*]-day notice may cancel orders issued by Purchaser and received by Manufacturer in accordance with the terms and conditions of this Agreement.

7.   TERMS OF PAYMENT
     Payment is due and payable [*] ([*]) days from the date of the invoice. Purchaser agrees to make payments to Manufacturer in U.S. dollars through the issuance of an Electronic Funds Transfer (EFT) on a US bank in accordance with the terms of payment.

8.   CLAIMS FOR SHIPMENT DAMAGE
     Purchaser agrees to notify Manufacturer in writing of any shortages or rejection within [*] ([*]) working days after receipt of Product and file a claim with the carrier for any shortage of packages or obvious damage caused by the carrier. If such shortage or rejection is due to the fault of Manufacturer, the Product will be replaced or repaired by Manufacturer. If Purchaser does not provide Manufacturer such notice within the [*] ([*]) working day period, the Product will be presumed to have been accepted.

9.   WARRANTY
     Manufacturer warrants all Products sold under this Agreement to be free from defects in material and workmanship under normal and proper use for a period of [*] months from the date of shipment to Purchaser. Material defect warranty shall not apply to any material supplied to Manufacturer by Purchaser.

     THE FOREGOING WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES EXPRESSED, IMPLIED, OR STATUTORY, INCLUDING WARRANTY OF MERCHANTABILITY.

     Within the stated warranty period, Manufacturer will repair or replace, at its option, f.o.b. its plant, any Product which is returned to its plant, shipping charges prepaid, provided inspection and examination discloses to Manufacturer's satisfaction that (a) the reported defects are within the warranty coverage, (b) the Product has not been tampered with, or (c) the Product has not been damaged due to misuse, improper storage or maintenance, negligence or accident. Manufacturer will return the warranty repaired Product, shipping prepaid, via the same type of service used by Purchaser to ship failed Product to the Manufacturer.



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     THE FOREGOING CONSTITUTES THE PURCHASER'S SOLE AND EXCLUSIVE REMEDY AND IS
     IN LIEU OF ANY AND ALL REMEDIES WHICH MAY BE AVAILABLE TO THE PURCHASER.

10.  TITLE TO GOODS,  RISK OF LOSS,  AND INSURANCE
     Shipments are made Ex Works (Incoterms 1990) Manufacturer's Premises, shipment, freight collect. Title passes to Purchaser and Purchaser assumes risk of loss upon delivery to the carrier at the premises, the carrier acting as purchaser's agent.

     Purchaser shall own title to all NRE property and other property provided to Manufacturer by Purchaser associated with this Agreement. Manufacturer agrees to exercise reasonable care in the use and custody of such property. Manufacturer shall maintain sufficient insurance to cover Purchaser's cost of such property.
     Proof of insurance for material and property shall be provided to Purchaser at the first of each calendar quarter.

11.  RESPONSIBILITIES OF PURCHASER
     A. Purchaser shall provide Manufacturer drawings and documentation in an acceptable format and in sufficient detail to permit Manufacturer to perform the work covered by this Agreement.
     B. Purchaser shall provide Manufacturer a non-binding rolling six-month forecast for all Products listed in APPENDIX 'A'.
     C. Purchaser shall assist Manufacturer in analyzing test results, reviewing procedures and formulating plans to improve throughput, yield, and quality for all Products.
     D. Purchaser shall provide supplied material, as listed in APPENDIX 'B', at a mutually agreed to schedule.

12.  RESPONSIBILITIES OF  MANUFACTURER
     A.   APPENDIX 'C' lists the Scope of Work for this Agreement.
     B. Manufacturer shall provide Purchaser a list, with prices, of the top 20% highest cost components, subassemblies or labor items for each Product upon request of Purchaser.
     C. Manufacturer shall use Purchaser's Approved Vendor List (AVL) for all material required to be purchased by Manufacturer under this Agreement.
     D. During the term of this Agreement, Manufacturer shall use commercially reasonable efforts to enhance and cost reduce the manufacturing process for the Products. Manufacturer shall report on cost reduction efforts at the first of every quarter.

13.  TERM
     The term of this Agreement shall be [*] ([*]) from the effective date of this Agreement, and will be automatically renewed for successive [*] terms thereafter. This Agreement may otherwise be terminated as hereinafter provided:


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     A.   Manufacturer may immediately terminate this Agreement at any time, for
          [*].

     B. Purchaser may immediately terminate this agreement at any time, for [*].

     C. Either party hereto may terminate this Agreement, without cause upon giving to the other [*] days prior written notice. The Manufacturer in accordance with the Agreement will fulfill any outstanding orders placed by Purchaser in place at the time of termination.

     D. Notice of termination hereunder shall be sent by Certified or Registered Mail, return receipt requested.

     E. In the event of termination as herein provided, Manufacturer shall return to Purchaser all Purchaser Product information, documentation, software, firmware, drawings, test fixtures and test equipment Purchaser may have supplied or paid for in connection with this Agreement.

14.  FORCE MAJEURE
     Manufacturer will exercise every reasonable effort to meet any quoted or agreed upon shipment date or dates. Manufacturer shall not, however, be liable for any loss or damage, including consequential damages, due to delays or failure to ship resulting from any cause beyond its reasonable control, such as, but not limited to, securing necessary export licenses, compliance with government law or regulation, acts of God, acts or omissions of the Purchaser, acts of civil or military authority, judicial action, defaults of subcontractors or vendors, labor disputes, failure or delays in transportation, embargoes, wars or riots, or the inability of carriers to make scheduled deliveries

15.  ACCEPTANCE AND INSPECTION
     The basic acceptance criteria for Products shall be [*]. Products shall also conform to Manufacturer's [*].

     Products, which fail to meet the acceptance criteria, will not be accepted and be returned to Manufacturer for corrective action. All such Products shall be tracked by Manufacturer's RMA system. Manufacturer shall provide monthly reports on the status of all RMAs.



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16.  NO RIGHTS
     Manufacturer agrees that it will not in any manner represent that it has ownership of the trade name "Digital Microwave Corporation." or any other trade name or trademark used by Purchaser to identify the Products or used in connection with the Products. Manufacturer further agrees that it will not register or attempt to register any such trade names or trademarks under the laws of any jurisdiction, and will not at any time do, or cause to be done, any act or thing contesting, or in any way impairing or tending to impair, any part of Purchaser's right, title, and interest in such trade names or trademarks, whether or not they are registered in the jurisdictions in which Manufacturer is located or does business.

     Nothing in this Agreement shall be construed as granting to Manufacturer or conferring on Manufacturer any rights by license or otherwise to Purchaser's patent, trademark, copyright know how or other proprietary or confidential rights.

17.  COMPUTER SOFTWARE
     Any and all computer software delivered hereunder is and shall remain the sole and exclusive property of Purchaser, or Purchaser's suppliers, and shall be held in trust and confidence by the Manufacturer for Purchaser, or Purchaser's suppliers. The Manufacturer shall have a non-exclusive license to use such computer software solely in conjunction with the execution of this Agreement. The Manufacturer's license to use such computer software shall terminate upon termination of this Agreement. All copies of the software shall be returned to Purchaser upon termination of this Agreement.

18.  NO WAIVER AT RIGHTS
     A failure by one of the parties to this Agreement to assert its rights for or upon any breach of this Agreement shall not be deemed a waiver of such rights, nor shall any such waiver be implied from the acceptance of any payment. No waiver in writing by one of the parties hereto, with respect to any right, shall extend to or affect any subsequent breach, either of like or different kind, or impair any right consequent thereon.

19.  INDEMNIFICATION
     Manufacturer shall defend, indemnify and hold Purchaser harmless from personal injury, expense or property damage, including attorney's fees incurred by any employee, agent, invitee or licensee of Manufacturer, or any other person, regardless of how caused if arising out of the manufacture, assembly, test, use, or possession of the Products procured hereunder unless such loss was caused solely by the gross negligence or willful misconduct of Purchaser, its employees, or its authorized agents.

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20.  TAXES
     All price set forth in this agreement are exclusive of any sales, use, excise, property or any other taxes imposed by any government applicable to the sale, use or delivery of the products, including import duties on the Equipment, now or hereafter enacted, all of which will be paid by purchaser separately or added by Manufacturer to the invoice where Manufacturer is required by law to collect the same, unless purchaser provides Manufacturer with a proper tax exemption certificate.

21.  LIMITATION OF LIABILITY
     Neither Party or its suppliers shall be liable for any indirect, incidental, special, or consequential damages, including but not limited to, loss of profits or revenue, or cost of substituted facilities, equipment or services which arise out of performance or failure to perform any obligation contained within this agreement, whether the claim is in contract, tort (including negligence), strict liability or otherwise, even if such party has been advised of the possibility of such damages.

     Manufacturer or its suppliers shall not be liable for indirect, incidental, special, or consequential damages and in no event shall the liability of the Manufacturer arising in connection with any Products purchased under this Agreement exceed the actual amount paid by Purchaser to Manufacturer for Products delivered.

22.  NON COMPETE
     Manufacturer agrees that it is not involved in any business as of the date of this Agreement, nor will it enter into any business during the term of this Agreement that involves the design or manufacture of microwave radios for terrestrial applications of the nature and scope of the products which are being produced under this Agreement.

23.  PRODUCT CHANGES
     Manufacturer understands and agrees that Purchaser from time to time may make changes to the design and specifications on any Product involved with this Agreement. Changes will be documented and provided to Manufacturer via Engineering Change Orders (ECOs). Each ECO will specify an effective date for the change.

     Upon receipt of an ECO Manufacturer shall review it and provide a written response to Purchaser within 5 working days stating any impact to schedule or price. Manufacturer shall not implement any ECO which delays any delivery schedule or increases price to the Purchaser without first obtaining written authorization.

24.  PROPRIETARY INFORMATION
     APPENDIX 'E' 'Non-Disclosure Agreement' as signed by both parties is attached and incorporated by reference.

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     This Agreement and the existence of this Agreement shall be deemed to be confidential and shall be controlled by the 'Non-Disclosure Agreement'.

25.  ENTIRE AGREEMENT
     This instrument including the referenced Purchase Order Agreement Appendices constitutes the entire Agreement relative to the establishment of the manufacturer relationship between Purchaser and Manufacturer.

     Purchaser may use its standard forms to issue purchase orders, specify quantities, authorize prices, change schedules, modify specifications and documentation or provide other notices as provided for in this Agreement. In the event of any conflict, discrepancy or inconsistency between this Agreement and any other Purchaser document delivered to Manufacturer, the terms and conditions of this Agreement shall prevail to the extent of such conflict, discrepancy or inconsistency.

26.  NON-ASSIGNABLE
     This Agreement may not be transferred or assigned in whole or in part by either party without the prior written consent of the other party.

27.  NOTICES
     All notices given pursuant to this Agreement shall be in the English language. Notices shall be deemed effective on the day they are dispatched by certified or registered mail, return receipt requested, addressed to the other party at the address stated on the first page of this Agreement or at any superseding address so notified hereunder.

28.  SEVERABILITY OF PROVISIONS
     The invalidity under applicable law, regulations, or other governmental restrictions or prohibitions of any provisions of this Agreement shall not affect the validity of any other provisions of this Agreement, and in the event that any provision hereof be determined to be invalid or otherwise illegal, this Agreement shall remain effective and shall be construed in accordance with its terms as if the invalid or illegal provision were not contained herein.

29. GOVERNING LAW
     This Agreement is deemed entered into in San Jose, California, and shall in all respects be governed by and construed under the laws of the state of California as such laws are applied to agreements between California residents entered into and performed entirely within California. Any litigation or other dispute resolution between the parties relating to this Agreement will take place in Santa Clara County, California or as the case may be, at any California State or Federal Courts generally serving the Santa Clara County area with respect to the subject matter of this agreement.

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30.  AUTHORITY
     Purchaser and Manufacturer each represent to the other that it has due and proper authority to make and perform all duties and obligations stipulated herein and contemplated by this Agreement.

31.  INTEGRATION
     This Agreement embodies the entire understanding of the parties as it relates to the subject matter hereof. This Agreement supersedes any prior agreements or understandings between the parties as to this subject matter. No amendment or modification of this Agreement shall be valid or binding upon the parties unless in writing and signed by an officer of each party.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals the day and year showed below.


     DIGITAL MICROWAVE CORP.       MICROELECTRONICS TECHNOLOGY INC.

     TONY ALVA                     Allen Yen
     Director of Product           VP Sales & Special Assistants to
       / Technology Transfer       Chairman of Executive Committee


     /s/ Tony Alva                 /s/ Allen Yen
     ----------------------------  ---------------------------------
     Signature                     Authorized Signature
     1/20/98                       2/6/98
     ----------------------------  ---------------------------------
     Acceptance  Date              Acceptance Date

                               LIST  OF  APPENDICES


                    APPENDIX  A              MANUFACTURER'S PRODUCTS
                    APPENDIX  B              PURCHASER SUPPLIED MATERIAL
                    APPENDIX  C              SCOPE OF WORK
                    APPENDIX  D              DMC QUALITY STANDARD
                    APPENDIX  E              NON-DISCLOSURE AGREEMENT
                    APPENDIX  F              PRODUCT TEST PROCEDURES
                    APPENDIX  G              PRICING

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                                   APPENDIX A
                               AUTHORIZED PRODUCTS

This Appendix lists the Products covered by this Agreement.


     MAGNUM
     [*]                               Assembly Drawing [*]
                                                        [*]
                                                        [*]
                                                        [*]
                                                        [*]
                                                        [*]
                                                        [*]
                                                        [*]
     [*]                                                [*]
                                                        [*]
     [*]                                                [*]
                                                        [*]

     CLASSICII
     [*]                                                [*]
     [*]                                                [*]
     [*]                                                [*]

     SPECTRUMII
     [*]                                                [*]
                                                        [*]
                                                        [*]
                                                        [*]
                                                        [*]
                                                        [*]


     Applicable Drawings


     Applicable Documents



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                                   APPENDIX  B
                         MATERIALS PROVIDED BY PURCHASER

     This Appendix lists the Materials provided by Purchaser for each Product Manufacturer is to produce.

B.1  Top Level Assembly Drawing Number:                 (Appendix A)

     Material Provided (quantity provided as required to meet Purchaser's schedule):

     DESCRIPTION                   PART NUMBER               ASSET NUMBER
     -----------                   -----------               ------------

     SpectrumII [*]ghz ODU

     Test Fixtures

     Test Equipment


     Miscellaneous:

     Shipping Box, Shipping Inserts, Config. Label, Manual



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                                   APPENDIX  C
                                  SCOPE OF WORK

This Appendix lists the Scope of Work to be performed by the Manufacturer.

1.   RECEIVING OF MATERIAL - [*]
2.   INSPECTION OF MATERIAL - [*]
3.   STORAGE OF COMPONENTS - [*]
4.   KIT AND STAGE - [*]
5.   BOARD LEVEL FUNCTIONAL TEST - [*]
6.   PRODUCT ASSEMBLY - [*]
7.   BURN-IN - [*]
8.   UNIT LEVEL TEST - [*]
9.   CERTIFICATE OF CONFORMANCE - [*]
10   PACKING - [*]
11.  STORAGE - [*]
12.  SHIPPING - [*]


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[*]
                                   APPENDIX D

                              DMC QUALITY STANDARD


                           DMC QUALITY PLAN (PENDING)



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                                   APPENDIX E

                            NON-DISCLOSURE AGREEMENT

WHEREAS, Digital Microwave Corporation (DMC) ("Disclosing Party") has developed unique and proprietary technology, business strategies and financial information;

WHEREAS, Microelectronics Technology Inc. (MTI) ("Receiving Party") has approached Disclosing Party concerning a relationship between the Disclosing Party and the Receiving Party: and

WHEREAS, the Disclosing Party is interested in discussing the possibility of such a relationship with the Receiving Party;

NOW, THEREFORE:

The Receiving Party understands that the Disclosing Party has disclosed or may disclose information (including, without limitation, certain proprietary technology, business strategies, code, algorithms, names and expertise of employees and consultants, know-how, formulas, processes, ideas inventions (whether patentable or not), schematics and other technical, business, financial and product development plans, forecasts, strategies and information), which to the extent previously, presently, or subsequently disclosed to the Receiving Party is hereinafter referred to as "Proprietary Information" of the Disclosing Party.

In consideration of the parties' discussions and any access the Receiving Party may have to Proprietary Information of the Disclosing Party, the Receiving Party hereby agrees as follows:

     1. The Receiving Party agrees (i) to hold the Disclosing Party's Proprietary Information in confidence as a fiduciary and to take all necessary precautions to protect such Proprietary Information (including, without limitation, all precautions the Receiving Party employs with respect to its confidential materials, (ii) not to divulge any such Proprietary Information or any information derived therefrom to any third person, (iii) not to make any use whatsoever at any time of such Proprietary Information except to evaluate internally whether to enter into the currently contemplated business relationship with the Disclosing Party, (iv) not to copy or reverse engineer, reverse, compile or attempt to derive the composition or underlying information of any such Proprietary Information. Any employee affiliated with the Receiving Party given access to any such Proprietary Information shall be similarly bound in writing. Without granting any right or license, the Disclosing Party agrees that the foregoing shall not apply with respect to information the Receiving Party can document (i) is in the public domain (and is readily available without substantial effort) at the time of disclosure or which thereafter enters the pubic domain (and is readily available without substantial effort), through no improper action or inaction by the Receiving Party or any affiliate, agent or fellow employee, or (ii) is in its possession or known by it other than by receipt from the Disclosing Party, or (iii) is rightfully disclosed to it by another person without restriction, or
          (iv) is independently developed without reference to the disclosed information.

     2. Immediately upon a request by the Disclosing Party at any time (which will be effective if actually received or if mailed First class postage prepaid to the Receiving Party's address herein), the Receiving Party will turn over to the Disclosing Party all Proprietary Information of the Disclosing Party and all documents or media containing any such Proprietary Information and any and all copies or extracts thereof. The Receiving Party understands that nothing herein requires the Disclosing Party to proceed with any proposed transaction or relationship in connection with which Proprietary Information may be disclosed.

     3. Except to the extent required by law, neither party shall disclose the existence or subject matter of the negotiations or business relationship contemplated by this Agreement.

     4. The Receiving Party acknowledges and agrees that due to the unique nature of the Disclosing Party's Proprietary Information, there can be no adequate remedy at law for any breach of its obligations hereunder, that any such breach may allow the Receiving Party or third parties to unfairly compete with the Disclosing Party resulting in irreparable harm to the Disclosing Party and therefore, that upon any such breach or any threat thereof, the Disclosing Party shall be entitled to appropriate equitable relief in addition to whatever remedies it might have at law and to be indemnified by the Receiving Party from any loss or harm, including, without limitation, attorney's fees, in connection with any breach or enforcement of the Receiving Party's obligations hereunder or the unauthorized use or release of any such Proprietary Information. The Receiving Party will notify the Disclosing Party in writing immediately upon the occurrence of any such unauthorized release or other breach. In the event that any of the provisions of this statement shall be held by a court order or other tribunal of competent jurisdiction to be unenforceable, the remaining portions hereof shall remain in full force and effect. This Agreement supersedes all prior discussions and writings and constitutes the entire agreement between the parties with respect to the subject matter hereof. No waiver or modification of this Agreement will be binding upon either party unless made in writing and signed by a duly authorized representative of such party or the Receiving Party and no failure or delay in enforcing any right will be deemed a waiver.


     5. This Agreement shall be governed by the laws of the State of California, without regard to conflicts of laws provisions thereof and each party submits to the jurisdiction and venue of any California State or federal Courts generally serving the Santa Clara County area with respect to the subject matter of the Agreement.



Digital Microwave Corporation,               Microelectronics Technology Inc.
The Disclosing Party                         The Receiving Party


Tony Alva                                    Allen Yen
Director of Product / Technology             VP Sales & Special Assistants to
Transfer                                        Chairman of Executive Committee

/s/ Tony Alva                                /s/ Allen Yen
-------------------------------------        ----------------------------------
Signature                                    Authorized Signature

1/20/98                                      2/6/98
-------------------------------------        ----------------------------------
Acceptance Date                              Acceptance Date

                                   APPENDIX F

                             PRODUCT TEST PROCEDURES

                                   APPENDIX G

                                     PRICING

---------------------------------         ----------------------------------
PRODUCT             PER UNIT              PRODUCT COST        PER UNIT
                    COST                                      COST
---------------------------------         ----------------------------------
M2 RF:                                    PROT QPSK
------                                    ---------
                                          M3:
                                          ---
N/P,SP,                     [*]           2X/4X                      [*]
RF
N/P,HP,                     [*]           8X/16X                     [*]
RF                                        X
PROT,SP,RF                  [*]
PROT,HP,RF                  [*]           TERMINAL PRICE:
                                          ---------------
                                          N/P,SP,RF,4                [*]
                                          E1
MDM QPSK M3:                              N/P,HP,RF,4                [*]
------------                              E1
2X                          [*]           PROT,SP,RF,                [*]
                                          4E1
4X                          [*]           PROT,HP,RF                 [*]
                                          ,4E1
8X                          [*]
16X                         [*]           N/P,SP,RF,16               [*]
                                          E1
                                          N/P,HP,RF,1                [*]
                                          6E1
---------------------------------
                                          PROT,SP,RF,16E1            [*]
                                          PROT,HP,RF,16E1            [*]
---------------------------------         ----------------------------------

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[*]   OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST. THE MATERIAL HAS
BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.